FIRSTHAND ALTERNATIVE ENERGY FUND

Portfolio of Investments, September 30, 2024 (unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS — 98.9% (Cost $8,559,674)
Advanced Materials — 5.0% (Cost $271,299)
Corning, Inc.	11,460	$517,419
Automotive — 10.0% (Cost $1,039,643)
Tesla, Inc.*	4,000	1,046,520
Biotech — 0.3% (Cost $98,129)
Curaleaf Holdings, Inc.*	10,000	30,600
Defense & Aerospace — 4.5% (Cost $532,278)
Kratos Defense & Security Solutions, Inc.*	20,000	466,000
Electrical Equipment — 3.9% (Cost $143,152)
ABB, Ltd. - SP ADR	7,000	405,440
Energy Efficiency — 5.8% (Cost $228,394)
Honeywell International, Inc.	580	119,892
Itron, Inc.*	4,565	487,587
Engineering Service — 11.4% (Cost $103,603)
Quanta Services, Inc.	4,000	1,192,600
Industrials — 0.9% (Cost $18,462)
Accelleron Industries AG - ADR	350	18,081
Carrier Global Corp.	1,000	80,490
Materials — 9.3% (Cost $251,929)
Aspen Aerogels, Inc.*	35,000	969,150
Other Electronics — 5.0% (Cost $611,121)
Enovix Corp.*	30,000	280,200
Intevac, Inc.*	5,800	19,720
Koninklijke Philips N.V.*	6,761	221,220
Renewable Energy — 24.3% (Cost $1,829,797)
Enphase Energy, Inc.*	3,000	339,060
First Solar, Inc.*	4,000	997,760
Iberdrola S.A.	27,903	431,426
Orion Energy Systems, Inc.*	14,000	11,997
Sharp Corp.*	1,100	7,269
SolarEdge Technologies, Inc.*	3,000	68,730
SunPower Corp., Class B*	29,931	9
Sunrun, Inc.*	11,600	209,496
ULVAC, Inc.	2,700	143,130
Vestas Wind Systems A.S.*	15,000	324,000
Semiconductor Equipment — 4.0% (Cost $707,369)
Axcelis Technologies, Inc.*	4,000	419,400
Semiconductors — 10.3% (Cost $1,422,227)
ON Semiconductor Corp.*	10,000	726,100
Power Integrations, Inc.	1,598	102,464
STMicroelectronics N.V.	5,000	148,650

FIRSTHAND ALTERNATIVE ENERGY FUND - continued

Portfolio of Investments, September 30, 2024 (unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Semiconductors (continued)
Wolfspeed, Inc.*	10,000	$97,000
Services — 2.4% (Cost $1,033,188)
ChargePoint Holdings, Inc.*	60,000	82,200
EVgo, Inc.*	40,000	165,600
Solar — 1.4% (Cost $234,948)
Sunnova Energy International, Inc.*	15,000	146,100
Waste & Environment Service — 0.4% (Cost $34,135)
Arq, Inc.*	6,800	39,916
WARRANTS — 0.0%** (Cost $13,950)
Transportation — 0.0%** (Cost $13,950)
Swvl Holdings Corp. *	13,333	200
INVESTMENT COMPANY — 1.4% (Cost $146,532)
Fidelity Investments Money Market Fund - Treasury Portfolio(1)	146,532	146,532
Total Investments (Cost $8,720,156) — 100.3%		10,461,958
Liabilities in excess of other assets — (0.3)%		(35,896)
NET ASSETS - 100.0%		$10,426,062

*	Non-income producing security.
**	Less than 0.05%.
(1)	The Fidelity Investments Money Market Fund invests primarily in U.S. Treasury Securities.

ADR	American Depositary Receipt
SP ADR	Sponsored American Depositary Receipt

FIRSTHAND ALTERNATIVE ENERGY FUND - continued

Portfolio of Investments, September 30, 2024 (unaudited)

Securities Valuation—The Fund’s portfolio of securities is valued as follows:

1.	Securities traded on stock exchanges, or quoted by NASDAQ, are valued according to the NASDAQ official closing price, if applicable, or at their last reported sale price as of the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 P.M. Eastern Time). If a security is not traded that day, the security will be valued at its most recent bid price.

2.	Securities traded in the over-the-counter market, but not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

3.	Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

4.	If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted policies and procedures to be followed when the Fund must utilize fair value pricing.

In pricing illiquid, privately placed securities, the advisor follows well-accepted valuation techniques. Initial valuations are generally determined by the initial purchase price for each security. Subsequent to initial purchase, securities are repriced from time to time to reflect changes to the companies’ valuations caused by various events. Such events include, among others, a new round of financing establishing a new valuation for the company; material changes to a company’s business or business prospects, either due to company-specific internal issues (gaining or losing a major customer, missing a significant milestone, etc.) or macroeconomic events affecting the industry or the world. In analyzing a company’s valuation, factors that are also considered, include a company’s cash flow, revenues, profitability, financial forecasts, and probability of success in those measures. Other potential factors include the value of comparable public and private companies and general market conditions.

Fair Value Measurement — In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2024:

FIRSTHAND ALTERNATIVE ENERGY FUND - continued

Portfolio of Investments, September 30, 2024 (unaudited)

FUND	LEVEL 1 QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT OBSERVABLE INPUTS
FIRSTHAND ALTERNATIVE ENERGY FUND
Common Stocks
Advanced Materials	$517,419	$—	$—
Automotive	1,046,520	—	—
Biotech	30,600	—	—
Defense & Aerospace	466,000	—	—
Electrical Equipment	405,440	—	—
Energy Efficiency	607,479	—	—
Engineering Service	1,192,600	—	—
Industrials	98,571	—	—
Materials	969,150	—	—
Other Electronics	521,140	—	—
Renewable Energy	2,532,877	—	—
Semiconductor Equipment	419,400	—	—
Semiconductors	1,074,214	—	—
Services	247,800	—	—
Solar	146,100	—	—
Waste & Environment Service	39,916	—	—
Total Common Stocks	10,315,226	—	—
Warrants
Transportation	200	—	—
Investment Company	146,532	—	—
Total	$10,461,958	$—	$—

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

For information on the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual shareholder report.

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